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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  July 13, 2004

                         Commission file number 1-13163

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                                YUM! BRANDS, INC.
             (Exact name of registrant as specified in its charter)

            North Carolina                                      13-3951308
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(State or other jurisdiction                                   (IRS Employer
of incorporation or organization)                           Identification No.)


             1441 Gardiner Lane, Louisville, Kentucky                40213
             (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (502) 874-8300



        Former name or former address, if changed since last report: N/A



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Item 12.          Results of Operations and Financial Condition

                  The information in this Form 8-K is furnished under "Item 12. Disclosure of Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8176. The information in this Form 8-K and the Exhibit attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

                  On July 13, 2004 YUM! Brands, Inc. issued a press release announcing financial results for the quarter ended June 12, 2004. A copy of the press release is attached hereto as
                  Exhibit 99.1.

99.1 Press release dated July 13, 2004 announcing financial results of the quarter ended June 12, 2004.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         YUM! BRANDS, INC.
                                         -----------------
                                           (Registrant)



Date:    July 13, 2004                   /s/      Gregory N. Moore
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                                         Senior Vice President and Controller
                                         (Principal Accounting Officer)